Putnam
Master
Intermediate
Income Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any changes during the prior year among the Portfolio Leader and Portfolio Members of your fund's management team. Additionally, we list the other fund management responsibilities of your fund's Portfolio Leader and Portfolio Members. You can find this new information following the Outlook for Your Fund.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Master Intermediate Income Trust delivered respectable results. The fund's strategy of seeking returns from a variety of sectors and holdings served it well during a challenging, but positive period for fixed-income markets. In particular, the fund's allocation to high-yield bonds made a strong contribution to the fund's solid returns for the period. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * During its fiscal year ended September 30, 2004, Putnam Master
   Intermediate Income Trust had total returns of 9.73% at net asset value
   (NAV) and 12.95% at market price.

 * The fund's primary benchmark, the Lehman Government/Credit Bond Index, returned 3.33%.

 * The average return for the fund's Lipper category, Flexible Income Funds (closed-end), was 9.88%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

After an exemplary showing during the first half of the fund's fiscal year, fixed-income returns fell sharply in the spring of 2004, but recovered in the final three months of the period. High-yield corporate bonds and emerging-market bonds had exceptional returns as the period came to a close, while higher-quality bonds had above-average performance. The fund's strategy of seeking returns from a variety of fixed-income sources enabled it to outperform its benchmark, based on results at NAV and market price. Results at NAV were in line with the average for the fund's Lipper category. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.


TOTAL RETURN FOR
PERIODS ENDED 9/30/04

                                           Market
(inception 4/29/88)           NAV          price
--------------------------------------------------
1 year                        9.73%        12.95%
--------------------------------------------------
5 years                      44.45         60.33
Annual average                7.63          9.90
--------------------------------------------------
10 years                    105.78        117.81
Annual average                7.48          8.10
--------------------------------------------------
Annual average
(life of fund)                8.03          7.17
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


FUND PROFILE

Putnam Master Intermediate Income Trust seeks high current income and relative stability by investing in limited-maturity bonds in the investment-grade and high-yield sectors, as well as non-U.S. bond markets. The fund is designed for investors seeking high current income, asset class diversification, or both.


Market overview

During the first six months of the period, global bond prices generally rose as yields, though somewhat volatile, generally moved downward. Bonds rallied in a flight to quality in early 2004, which came as a result of evidence that the U.S. recovery would not be as strong as anticipated, and because of geopolitical concerns surrounding the terrorist bombing in Spain. However, bond prices fell sharply in April and May on reports of strong job creation, increasing economic strength, and the Federal Reserve Board's suggestion that it would raise short-term interest rates. Subsequently, the Fed raised the federal funds rate, a key short-term interest-rate benchmark, by a quarter of a point on three separate occasions -- in June, August, and September -- bringing this important borrowing rate to 1.75% at the end of the period.

In Europe, low inflation reduced the likelihood of a rate increase by the European Central Bank, and European government bonds and agency securities produced solid returns that were further enhanced by the aforementioned flight to quality. However, although both U.S. Treasuries and European government bonds performed well, investors continued to seek out alternative bond sectors that could provide higher levels of income.

High-yield corporate bonds continued to benefit from declining default rates, offering an attractive yield advantage over government bonds, and improved credit quality as companies retired or refinanced debt. Emerging-market bond returns were extremely strong near the end of the period, with the JP Morgan Global Diversified Emerging Markets Index returning over 9% in the final three months alone.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Government/Credit Bond Index (U.S. Treasury
and agency securities and corporate bonds                               3.33%
------------------------------------------------------------------------------
JP Morgan Global Diversified Emerging Markets Index
(global emerging-market bonds)                                         11.08%
------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        8.16%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.13%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                11.92%
------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  25.66%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
------------------------------------------------------------------------------


Strategy overview

One of the key elements of the fund's strategy throughout the past year has been to reduce the level of risk in the portfolio. In early 2004, we reduced the emerging-market weighting significantly and pared down the fund's allocation to high-yield bonds. We also increased the average credit quality of the fund's high-yield holdings by selling lower-quality bonds and buying bonds with higher ratings. (The high-yield sector, which is generally lower in quality than other sectors such as Treasuries, has several tiers of credit quality.) In addition, after increasing the fund's allocation to corporate investment-grade bonds early in the fiscal year, we reduced those holdings almost entirely by January 2004 after they had made a solid contribution to performance.

When bond prices declined sharply in April and May 2004, the fund's lower sensitivity to interest-rate changes was beneficial for relative returns. During the market's subsequent rally in July, August, and September, however, the fund underperformed its peers to some extent. However, stronger relative performance during the spring downturn more than offset the weaker relative gains late in the period.

The fund benefited from its yield curve strategy in the United States. As the Federal Reserve started to raise interest rates in June, the most significant market reaction occurred in shorter-dated bonds. These yields moved significantly higher as the Fed's policy of stable rates ended. While longer dated maturities also moved to higher yields, the changes were more moderate. The fund was positioned in advance for the yield curve flattening, and benefited significantly over the last six months.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED

                          as of 3/31/04   as of 9/30/04

High yield                    46.3%          40.0%

U.S. investment grade         34.2%          38.0%

International                 19.5%          22.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time.


How fund sectors and holdings affected performance

While the mortgage-backed securities (MBS) sector was subject to prepayment concerns associated with low mortgage rates, the management team found two types of securities within this sector that performed well -- home equity loans and manufactured housing bonds. Home equity loans, unlike mortgages, are not highly susceptible to prepayments when interest rates decline, so rate declines can help boost the performance of securities backed by these loans. Similarly, holdings backed by manufactured housing companies have benefited from a change in perception about the industry since the beginning of the year. Commercial mortgage-backed securities also performed well in the declining interest-rate environment and made a strong contribution to the fund's returns.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 9/30/04)

High Yield Sector

1 Conseco Finance Securitizations Corp. (0.4%)
  Ser. 00-4, Class A6, 8.31s, 2032
  Asset-backed security

2 Qwest Corp. (0.4%)
  144A notes, 9 18s, 2012
  Communications services

3 NRG Energy, Inc (0.3%)
  144A sr. sec. notes, 8s, 2013
  Utilities and power

International Sector

1 United Kingdom (1.8%)
  Treasury bonds, 7 12s, 2006

2 Germany (Federal Republic of) (1.5%)
  Bonds Ser. 95 7 38s, 2005

3 Russia (Federation of) (1.4%)
  Unsubordinated bonds 8 14s, 2010

U.S. Investment Grade Sector

1 Federal National Mortgage Association (12.7%)
  30 yr. conventional, 6 12s TBA
  October 31, 2030

2 Federal National Mortgage Association (5.5%)
  15 yr. conventional, 5s TBA
  September 30, 2015

3 U.S Treasury Bond (3.8%)
  3 14s, August 14, 2004

Footnote reads:
The fund's holdings will change over time.


In the high-yield corporate bond portion of the fund, securities issued by subsidiaries of Edison Interna tional were among the strongest performers. Edison, which owns California's second-largest electric utility, Southern California Edison, also owns Edison Mission Energy. This subsidiary owns a portfolio of independent power plants located around the world. After poor performance in 2002, the company sold assets and shored up its balance sheet, which drove strong returns for a number of Edison Mission securities. Another top performer was diversified chemicals manufacturer Huntsman International, which benefited from a rebound in chemical prices. The company carries a significant debt load, but its cash flow has improved as commodity prices have risen. Finally, Williams Companies experienced significant capital appreciation as management strengthened the company's balance sheet by focusing on its core pipeline business, selling nonproductive assets, and paying down debt.


We sold the fund's high-yield holdings of Trico Marine, an energy service company that underperformed, and Dobson Communications, a wireless communications firm. Dobson has had poor financial performance, in part because of its reliance on revenues from AT&T Wireless, which has been struggling. Overall, however, the fund's high-yield corporate holdings made a significant positive contribution to its performance.

In emerging markets, the fund's holdings in Ecuador, Venezuela, and Brazil performed well, with each country allocations producing returns in excess of 20% for the 12-month period. In addition, the fund benefited from double-digit returns in Bulgaria and Colombia. While government bonds from Turkey advanced strongly, we were more cautious in that market, and this underweighting detracted from the fund's relative performance within its Lipper category.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The fund's returns during the past fiscal year remained significantly higher than the historical averages for the sectors in which it invests. Economic conditions, though varying considerably over the past year, have remained generally favorable for fixed-income investing, with low inflation and moderate growth. High-yield bonds continued to benefit from declining default rates and improving balance sheets, while emerging markets countries, many of which are exporters of energy and other commodities, have benefited from high commodity prices, especially the record-high levels in the price of oil. The Federal Reserve's well-communicated policy of a measured tightening of the federal funds rate, a key short-term interest-rate benchmark, has not disrupted bond prices.

While this positive environment could continue into 2005, we remain cautious for several reasons. First, we believe the high cost of energy, which shows no signs of abating, will act like a tax on both businesses and consumers, reducing the incentive and the ability for both to continue spending. Second, geopolitical turmoil -- including the war in Iraq, the ongoing Israeli-Palestinian conflict, and terrorist threats from Al Queda -- remains a wild card, which could disrupt oil supplies and cause prices to rise even further. And third, since performance has been so strong for bonds, yields are low, and credit yield spreads (the difference between lower- and higher-quality bond yields) are tight. We believe it is unlikely bond prices will move significantly higher than their current levels. We therefore believe it is prudent to remain vigilant about any possible disruptions to global economies and fixed-income markets, keeping the fund positioned defensively, while remaining well diversified in a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. D. William Kohli is the Portfolio Leader and David Waldman is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Income Trust, and Putnam Premier Income Trust. He is also a Portfolio Member of Putnam Global Income Trust.

David Waldman is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Income Trust, and Putnam Premier Income Trust.

D. William Kohli and David Waldman may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2004.


Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
------------------------------------------------------------------------------
                                       NAV          Market price
------------------------------------------------------------------------------
1 year                                 9.73%        12.95%
------------------------------------------------------------------------------
5 years                               44.45         60.33
Annual average                         7.63          9.90
------------------------------------------------------------------------------
10 years                             105.78        117.81
Annual average                         7.48          8.10
------------------------------------------------------------------------------
Life of fund (since 4/29/88)
Annual average                         8.03          7.17
------------------------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.



---------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
---------------------------------------------------------------------------------------
                                        Citigroup Non-   JP Morgan    Lipper Flexible
                       Lehman Govt./    U.S. World       Global       Income Funds
                       Credit Bond      Govt. Bond       High Yield   (closed-end)
                       Index            Index            Index*       category average+
---------------------------------------------------------------------------------------
1 year                 3.33%            8.16%            13.13%       9.88%
---------------------------------------------------------------------------------------
5 years               45.21            35.47             41.05       38.30
Annual average         7.75             6.26              7.12        6.53
---------------------------------------------------------------------------------------
10 years             111.10            84.38            118.62      110.01
Annual average         7.76             6.31              8.14        7.60
---------------------------------------------------------------------------------------
Life of fund
(since 4/29/88)
Annual average         8.18             7.09                --        8.17
---------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The JP Morgan Global High Yield Index's inception date was 12/31/93.

 + For each of the 1-, 5-, and 10-year periods ended 9/30/04, there were 11 funds in this Lipper category.


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------
Distributions (number)                   12
------------------------------------------------------------------------------
Income                                   $0.485
------------------------------------------------------------------------------
Capital gains                            --
Total                                    $0.485
------------------------------------------------------------------------------
Share value:                             NAV        Market price
------------------------------------------------------------------------------
9/30/03                                  $6.99      $6.41
------------------------------------------------------------------------------
9/30/04                                   7.13       6.73
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1                  6.40%      6.78%
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

JP Morgan Global Diversified Emerging Markets Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government/Credit Bond Index is an unmanaged index of U.S.
Treasury and agency securities and corporate bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the fund's portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
November 3, 2004


The fund's portfolio
September 30, 2004

Corporate bonds and notes (37.0%) (a)
Principal amount                                                          Value

Basic Materials (4.3%)
-------------------------------------------------------------------------------
      $605,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                $665,500
       455,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             444,763
       780,000 Armco, Inc. sr. notes 9s, 2007                           785,850
        45,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                39,600
       705,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes 9 5/8s,  2014
               (Luxembourg)                                             761,400
       276,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                    289,800
       740,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       828,800
       285,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                225,150
       775,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          651,000
       525,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes zero %
               (10s, 10/1/09), 2014 (STP)                               321,563
       653,337 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s, 2008
               (PIK)                                                    555,336
       765,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                     817,010
       375,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     404,063
     1,690,000 Equistar Chemicals LP/Equistar
               Funding Corp. company  guaranty
               10 1/8s, 2008                                          1,897,025
       705,000 Georgia-Pacific Corp. company
               guaranty 9 3/8s, 2013                                    830,138
       405,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                    473,850
        80,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                      91,200
         1,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               1,090
       680,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   775,200
     1,050,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          1,246,875
       200,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 11.86s, 2008                               214,000
       240,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                278,400
       793,000 Huntsman Co., LLC sr. disc. notes
               zero %, 2008                                             495,625
       505,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   530,250
     1,565,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       829,450
EUR    415,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                           536,219
      $400,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                            463,000
       290,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                            320,088
       225,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                             239,625
       130,000 International Steel Group, Inc. 144A
               sr. notes 6 1/2s, 2014                                   130,000
     1,385,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  1,544,275
        40,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                     42,200
        80,000 Jefferson Smurfit Corp. company
               guaranty 8 1/4s, 2012                                     88,200
        60,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                            57,900
        70,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      81,200
         5,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                      5,456
     1,375,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           1,497,031
EUR    440,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  611,413
      $235,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   265,550
       384,783 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            448,272
     1,065,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  1,174,163
       155,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       170,888
EUR     75,000 Nalco Co. sr. notes 7 3/4s, 2011                          99,003
EUR     75,000 Nalco Co. sr. sub. notes 9s, 2013                         98,909
    $1,045,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                   1,123,375
       570,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                    595,650
       509,465 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       499,276
       243,657 Pioneer Companies, Inc. sec. FRN
               5.475s, 2006                                             238,784
       805,000 Potlatch Corp. company guaranty 10s,
               2011                                                     909,650
       110,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                   113,300
EUR    440,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                        568,521
      $695,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    780,138
       146,606 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                          137,810
       660,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             730,950
       240,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             264,600
       140,000 Stone Container Finance 144A company
               guaranty 7 3/8s, 2014 (Canada)                           146,650
        80,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            80,400
       895,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          1,024,775
       390,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                             421,200
       509,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             582,805
        46,812 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                            32,768
        90,991 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                            63,694
       190,000 WHX Corp. sr. notes 10 1/2s, 2005                        180,500
                                                                 --------------
                                                                     30,821,176

Capital Goods (3.0%)
-------------------------------------------------------------------------------
       510,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             519,563
     1,175,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 8 1/2s,
               2008                                                   1,271,938
        20,000 Allied Waste North America, Inc.
               company guaranty  Ser. B, 7 5/8s,
               2006                                                      20,875
       550,000 Allied Waste North America, Inc.
               sec. notes 6 1/2s, 2010                                  544,500
       247,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                      271,700
       545,000 Argo-Tech Corp. 144A sr. notes
               9 1/4s, 2011                                             584,513
       500,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                             517,500
       600,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         592,500
       135,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                   153,225
       452,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                     480,250
       463,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       467,630
EUR     80,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                            113,004
      $870,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                          1,011,375
       316,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 352,340
EUR    107,000 Crown Holdings SA 144A notes 6 1/4s,
               2011 (France)                                            133,471
    $1,981,000 Decrane Aircraft Holdings Co.
               company guaranty 17s, 2008                               752,780
       715,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             795,438
     1,424,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                               1,666,080
EUR    360,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                           518,352
      $555,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            622,988
       665,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     698,250
       950,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                         973,750
       510,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                     567,375
       330,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                    334,125
        85,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                    97,963
EUR    180,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   249,229
      $220,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             232,650
       218,000 Mueller Group, Inc. 144A sec. FRN
               6.444s, 2011                                             224,540
       265,000 Mueller Group, Inc. 144A sr. sub.
               notes 10s, 2012                                          286,200
       560,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    596,400
       520,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                    553,800
       964,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           1,070,040
       515,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                     535,600
     1,140,000 Sequa Corp. sr. notes 9s, 2009                         1,251,150
       260,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    236,600
       227,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                     223,595
       103,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                     86,263
       455,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                             432,250
       190,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                     212,800
       730,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            824,900
       370,000 Titan Corp. (The) company guaranty
               8s, 2011                                                 384,800
                                                                 --------------
                                                                     21,462,302

Communication Services (3.0%)
-------------------------------------------------------------------------------
       332,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                       375,990
       268,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon  zero %
               (12s, 7/31/05), 2009 (STP)                               276,040
       301,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                             304,763
       195,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                    155,025
       800,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                        648,000
       365,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                             372,300
       750,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    780,000
       550,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                     44,000
       880,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           926,200
       490,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                    471,625
     1,085,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                             990,063
       749,632 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                              75
       765,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       879,750
       265,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                290,175
       390,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                 417,300
        70,976 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008 (In
               default) (NON)                                                 7
       214,443 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               180,132
       855,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 848,588
       300,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                     315,000
       535,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                      450,738
       725,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      768,500
     1,039,000 MCI, Inc. sr. notes 7.735s, 2014                         984,453
       256,000 MCI, Inc. sr. notes 6.688s, 2009                         246,720
         1,000 MCI, Inc. sr. notes 5.908s, 2007                             991
       445,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       478,375
     1,211,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                      1,186,780
       263,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                            304,423
     1,260,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                           1,335,600
       493,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                         452,328
     2,415,000 Qwest Corp. 144A notes 9 1/8s, 2012                    2,656,500
       360,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                            435,600
       164,000 Rogers Cantel, Ltd. debs. 9 3/4s,
               2016 (Canada)                                            183,065
       280,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                    313,600
       270,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                     249,750
       165,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                            176,550
       320,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                    259,200
       670,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                     750,400
       417,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                     438,893
       365,000 UbiquiTel Operating Co. sr. notes
               9 7/8s, 2011                                             380,056
       239,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                       249,755
       545,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             555,900
                                                                 --------------
                                                                     21,133,210

Consumer Cyclicals (9.0%)
-------------------------------------------------------------------------------
       290,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   329,150
       160,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     180,400
       650,000 Argosy Gaming Co. sr. sub. notes 7s,
               2014                                                     670,313
       455,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                      448,175
       885,000 Autonation, Inc. company guaranty
               9s, 2008                                               1,017,750
       155,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                    171,275
       585,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             651,544
       165,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                             176,963
       320,000 Building Materials Corp. company
               guaranty 8s, 2008                                        332,800
       370,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                  410,700
     1,190,000 Coinmach Corp. sr. notes 9s, 2010                      1,231,650
       770,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                   770,000
       105,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 119,175
       630,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     722,925
       155,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     168,175
       440,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     448,800
       160,000 Dana Corp. notes 10 1/8s, 2010                           181,600
       550,000 Dana Corp. notes 9s, 2011                                662,750
       295,000 Dana Corp. notes 6 1/2s, 2009                            311,963
       565,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                            604,550
       160,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               168,000
       525,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                  514,500
       441,621 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                                  44
EUR     92,196 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                                6
DEM  1,173,682 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                               74
    $1,115,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                           1,265,525
       505,000 Dex Media, Inc. disc. notes zero %,
               2013                                                     369,913
       580,000 Dex Media, Inc. notes 8s, 2013                           609,000
       190,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                            188,100
        61,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                             64,050
       480,000 Finlay Fine Jewelry Corp. 144A sr.
               notes 8 3/8s, 2012                                       516,000
       700,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                 736,750
     1,430,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     1,347,775
       200,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                       193,000
       416,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                        427,960
     1,383,888 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                  1,612,230
       995,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                          1,019,875
       279,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         294,345
       725,000 Host Marriott LP 144A sr. notes 7s,
               2012 R                                                   763,063
       340,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             357,000
       870,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   930,900
       645,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     703,050
       280,000 Inn of the Mountain Gods sr. notes
               12s, 2010                                                320,600
       520,000 ITT Corp. debs. 7 3/8s, 2015                             566,800
       585,000 ITT Corp. notes 6 3/4s, 2005                             605,475
       575,000 JC Penney Co., Inc. notes 9s, 2012                       698,625
        30,000 JC Penney Co., Inc. notes 8s, 2010                        34,163
     1,625,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                         1,811,875
       940,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                           643,900
       857,000 Jostens IH Corp. 144A company
               guaranty 7 5/8s, 2012                                    861,285
       510,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                            570,838
       130,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                           151,775
       600,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            670,500
       385,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                            389,813
       295,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       301,638
       355,000 K2, Inc. 144A sr. notes 7 3/8s, 2014                     376,300
     1,340,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                    1,529,275
       560,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                             602,000
       940,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            994,050
       430,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                             440,750
       700,000 MeriStar Hospital Corp. company
               guaranty 9 1/8s, 2011 (R)                                733,250
       390,000 MeriStar Hospital Corp. company
               guaranty 9s, 2008 (R)                                    407,550
        75,000 MeriStar Hospitality Operating
               Partnership/MeriStar
               Hospitality Finance Corp. company
               guaranty 10 1/2s, 2009                                    82,125
       295,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                             331,138
       160,000 Meritage Corp. sr. notes 7s, 2014                        164,000
       405,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     415,125
       420,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                     390,600
       800,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             909,000
       490,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                                 496,738
     1,420,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                1,473,250
     1,510,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                           687,050
       460,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                             499,100
       905,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     1,013,600
       495,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           550,688
       395,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  450,300
       455,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           494,244
       955,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     1,046,919
       220,000 Phillips-Van Heusen Corp. sr. notes
               7 1/4s, 2011                                             228,800
       555,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                  568,875
       255,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                  255,638
     1,095,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           1,095,000
       350,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             345,625
       800,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     760,000
       365,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             375,950
       725,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            833,750
       125,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                    141,250
       925,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                 1,045,250
       475,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                             575,938
       670,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             726,950
     1,107,000 Saks, Inc. company guaranty 7s, 2013                   1,129,140
     1,190,000 Samsonite Corp. 144A sr. sub. notes
               8 7/8s, 2011                                           1,243,550
       385,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                            442,750
     1,100,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                           1,108,250
       420,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                             456,750
        50,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                       56,563
       390,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                      420,225
       470,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                     481,750
       335,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                   375,200
       220,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        240,900
EUR    125,000 Teksid Aluminum 144A company
               guaranty 11 3/8s, 2011 (Luxembourg)                      134,658
      $750,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    855,000
       501,000 THL Buildco, Inc. (Nortek, Inc.)
               144A sr. sub. notes 8 1/2s, 2014                         524,798
     1,220,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                         1,052,250
       515,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    567,788
       875,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    939,531
       730,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                            730,000
       100,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                   101,875
     1,110,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                 1,230,713
       149,142 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                               155,481
       810,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    901,125
       399,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                     451,868
       540,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                            491,400
        62,000 Yell Finance BV sr. notes 10 3/4s,
               2011 (Netherlands)                                        70,959
                                                                 --------------
                                                                     64,521,707

Consumer Staples (5.0%)
-------------------------------------------------------------------------------
        40,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     35,800
       215,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                    197,800
        50,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default)
               (NON)                                                     46,000
       341,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                           306,900
       580,000 Adelphia Communications Corp. sr.
               notes Ser. B, 7 3/4s, 2009 (In
               default) (NON)                                           510,400
       545,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                                 583,150
       660,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       683,100
       545,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                      512,300
       192,228 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                               76,891
       635,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       692,150
       565,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       641,275
     1,117,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                         1,167,265
       500,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                    557,500
       100,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                      56,000
       525,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                     325,500
       835,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            676,350
       860,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            705,200
       420,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                            337,050
     1,560,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                   1,201,200
       190,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                     147,725
       650,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 726,375
       990,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/07), 2014 (STP)                                     680,625
       305,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                336,644
       425,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               468,563
       353,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                             371,974
       360,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                             360,900
       170,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     180,625
       210,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                     231,525
       560,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             623,000
     2,742,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                      3,428
     1,370,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           1,311,775
       260,000 Dole Food Co. sr. notes 8 7/8s, 2011                     282,750
       200,000 Dole Food Co. sr. notes 8 5/8s, 2009                     218,000
       485,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                             525,013
       920,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     931,500
       514,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                    510,145
       250,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                    262,500
     1,394,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                     1,289,450
       345,000 Jean Coutu Group, Inc. 144A sr.
               notes 7 5/8s, 2012 (Canada)                              351,038
       690,000 Jean Coutu Group, Inc. 144A sr. sub.
               notes 8 1/2s, 2014 (Canada)                              684,825
     1,065,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                          1,160,850
        42,635 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                41,356
       465,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                     432,450
       910,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                  1,169,082
       365,000 North Atlantic Trading Co. sr. notes
               9 1/4s, 2012                                             350,400
       680,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                              640,900
       840,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    861,000
       770,000 Playtex Products, Inc. sec. notes
               8s, 2011                                                 816,200
       750,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                       735,000
       165,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                            159,225
       565,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   652,575
       694,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                   720,025
       735,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   698,250
       560,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             616,000
        35,000 Rite Aid Corp. debs. 6 7/8s, 2013                         30,625
        75,000 Rite Aid Corp. notes 7 1/8s, 2007                         75,563
       380,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                     399,000
       505,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                     517,625
        40,000 Rite Aid Corp. 144A notes 6s, 2005                        40,300
       875,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     818,125
       255,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                             268,069
       963,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                     900,405
       737,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     692,780
       290,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                    297,250
       770,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                    816,200
       720,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    689,400
       771,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       794,130
       365,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                       350,400
                                                                 --------------
                                                                     35,553,396

Energy (3.1%)
-------------------------------------------------------------------------------
     1,005,000 Arch Western Finance, LLC 144A sr.
               notes 7 1/2s, 2013                                     1,080,375
       210,000 Belden & Blake Corp. 144A sec. notes
               8 3/4s, 2012                                             223,650
       640,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             681,600
       565,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                    589,013
       340,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        388,450
       269,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                    293,210
     1,031,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           1,128,945
       279,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                 295,043
       510,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                             522,750
       695,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             762,763
       144,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            162,000
       550,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    613,250
       255,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                       255,000
       725,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                    768,500
       108,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             116,640
       235,000 Forest Oil Corp. sr. notes 8s, 2011                      263,788
       335,000 Forest Oil Corp. sr. notes 8s, 2008                      369,338
       305,000 Forest Oil Corp. 144A sr. notes 8s,
               2011                                                     342,363
       395,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                     433,513
       355,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                             385,175
       530,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                             447,850
       355,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                     381,625
       480,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                      529,200
       365,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                     381,425
       390,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             390,000
       550,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                     573,375
       700,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             787,500
       348,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                  362,790
       655,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                    664,825
       581,516 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                        625,406
       355,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. 144A sr. notes
               7 1/8s, 2014                                             384,288
       226,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                    240,690
       565,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                 639,863
       115,000 Pioneer Natural Resources Co.
               company guaranty 6 1/2s, 2008                            124,659
       380,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                      446,747
       485,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                              544,413
       415,000 Plains Exploration & Production Co.
               144A sr. notes 7 1/8s, 2014                              445,088
       670,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     737,000
       826,000 Pride International, Inc. 144A sr.
               notes 7 3/8s, 2014                                       916,860
       600,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    625,500
       270,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON)                                                          3
       925,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    1,012,875
       334,231 Star Gas Propane 1st Mtge. 8.04s,
               2009                                                     360,969
       150,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                       159,000
       670,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             743,700
       145,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       155,150
                                                                 --------------
                                                                     22,356,167

Financial (0.9%)
-------------------------------------------------------------------------------
     1,930,000 China Development Bank notes 4 3/4s,
               2014 (China)                                           1,875,960
       310,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   316,975
       765,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   826,200
       992,000 E*Trade Finance Corp. 144A sr.
               notes 8s, 2011                                         1,031,680
     1,451,520 Finova Group, Inc. notes 7 1/2s,
               2009                                                     723,946
       576,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         656,231
       125,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                 133,306
       425,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                 439,015
       540,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             610,200
                                                                 --------------
                                                                      6,613,513

Government (0.2%)
-------------------------------------------------------------------------------
     1,250,000 Aries Vermoegensverwaltungs 144A
               notes 9.6s, 2014 (Germany)                             1,403,125

Health Care (3.1%)
-------------------------------------------------------------------------------
       345,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012                                       364,838
       580,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    629,300
       560,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             618,800
       990,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   1,014,750
       171,000 Encore Medical Corp. 144A sr. sub.
               notes 9 3/4s, 2012                                       168,863
       340,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                            381,650
       535,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                              545,700
       115,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                           105,800
     1,500,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   1,645,574
     1,240,000 HCA, Inc. notes 7s, 2007                               1,324,868
       205,000 HCA, Inc. notes 5 3/4s, 2014                             203,227
       980,000 Healthsouth Corp. notes 7 5/8s, 2012                     948,150
       510,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                     517,650
       245,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                     243,775
       205,000 Healthsouth Corp. sr. notes 7s, 2008                     203,719
       365,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                            365,000
       252,132 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                               272,933
       595,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    678,300
       805,000 MQ Associates, Inc. 144A sr. disc.
               notes zero %, 2012                                       497,088
       740,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             743,700
       737,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           843,865
       760,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       856,900
        75,000 Service Corp. International notes
               7.2s, 2006                                                78,375
        25,000 Service Corp. International notes
               6 7/8s, 2007                                              26,188
       110,000 Service Corp. International notes
               6 1/2s, 2008                                             114,538
       270,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                     290,925
       775,000 Service Corp. International 144A sr.
               notes 7s, 2016                                           775,000
       720,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                            793,800
       390,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                     366,600
        45,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              40,275
       720,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             646,200
       870,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                       909,150
       825,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     862,125
     1,625,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                               1,653,438
       840,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                  852,600
       245,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                     253,575
       175,000 US Oncology, Inc. 144A sr. sub.
               notes 10 3/4s, 2014                                      179,813
       422,000 Vanguard Health Holding Co. II, LLC
               144A sr. sub. notes 9s, 2014                             429,913
       305,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                347,700
       345,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                       360,525
                                                                 --------------
                                                                     22,155,190

Technology (1.2%)
-------------------------------------------------------------------------------
       448,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                   521,920
       725,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                    752,188
       509,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                                 590,440
       690,000 Freescale Semiconductor, Inc. 144A
               sr. notes 7 1/8s, 2014                                   717,600
     1,150,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           1,250,625
       390,000 Iron Mountain, Inc. sr. sub. notes
               8 1/4s, 2011                                             407,063
       380,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            387,600
       513,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       574,560
       330,000 SCG Holding Corp. 144A notes zero %,
               2011                                                     452,100
       620,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 657,200
       605,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     659,450
EUR    195,000 Xerox Corp. sr. notes 9 3/4s, 2009                       285,859
    $1,255,000 Xerox Corp. sr. notes 7 5/8s, 2013                     1,355,400
       180,000 Xerox Corp. sr. notes 6 7/8s, 2011                       188,100
                                                                 --------------
                                                                      8,800,105

Transportation (0.5%)
-------------------------------------------------------------------------------
       550,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                     488,125
       985,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            797,850
       910,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            991,900
       190,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            194,275
       540,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    531,900
       247,692 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                     250,169
       190,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                           217,550
       620,000 United AirLines, Inc. debs. 9 1/8s,
               2012 (In default) (NON)                                   36,425
                                                                 --------------
                                                                      3,508,194

Utilities & Power (3.7%)
-------------------------------------------------------------------------------
        54,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      60,345
        30,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                      32,550
     1,885,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           2,125,338
       540,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             596,700
       340,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                      389,300
       835,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             638,775
       280,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                       301,185
       240,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                           282,905
        90,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     90,500
       600,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     654,000
       230,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                     250,700
       180,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                             189,900
       635,000 DPL, Inc. sr. notes 6 7/8s, 2011                         673,100
       295,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             280,988
     1,810,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                    2,081,500
       385,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                             388,850
       265,000 Edison Mission Energy sr. notes 10s,
               2008                                                     310,050
        15,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                              17,475
       130,000 Edison Mission Energy sr. notes
               7.73s, 2009                                              136,500
       200,000 El Paso CGP Co. notes 6 3/8s, 2009                       192,000
       275,000 El Paso Corp. notes Ser. MTN, 6.95s,
               2007                                                     276,375
       670,000 El Paso Corp. sr. notes 7 3/8s, 2012                     646,550
       365,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                     393,288
     1,290,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          1,293,225
       650,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes  6 3/4s,
               2014                                                     663,000
       100,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                     100,125
       845,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    1,068,925
       400,000 Monongahela Power Co. 144A 1st.
               mtge. 6.7s, 2014                                         418,173
       670,000 Nevada Power Co. 2nd mtge. 9s, 2013                      770,500
     1,020,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  1,143,675
       115,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                  101,488
       470,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                  414,775
     2,300,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                               2,463,875
       655,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                818,750
       855,000 PG&E Corp. sec. notes 6 7/8s, 2008                       925,538
       160,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         166,000
       615,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             656,513
       485,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                     522,588
       150,000 Sierra Pacific Power Co. 144A
               general ref. mtge. 6 1/4s, 2012                          153,000
       915,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                       992,775
        90,000 Southern California Edison Co. notes
               6 3/8s, 2006                                              93,863
       320,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                     371,200
       185,000 Teco Energy, Inc. notes 7.2s, 2011                       197,025
       280,000 Teco Energy, Inc. notes 7s, 2012                         293,300
     1,050,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                               1,071,000
       361,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                              397,100
       399,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                             454,508
       150,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                             172,875
       226,429 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                         23
                                                                 --------------
                                                                     26,732,693
                                                                 --------------
               Total Corporate bonds and notes
               (cost $254,141,438)                                 $265,060,778

U.S. government and agency mortgage obligations (26.8%) (a)
Principal amount                                                          Value

U.S. Government Agency Mortgage Obligations (26.8%)
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association Pass-Through
               Certificates
           $87 8 1/2s, March 1, 2006                                        $90
        20,530 8s, with due dates from October 1,
               2025 to July 1, 2028                                      22,402
        14,348 7 1/2s, December 1, 2029                                  15,417
    32,293,499 6 1/2s, with due dates from May 1,
               2026 to April 1, 2034                                 33,945,090
        34,313 6 1/2s, October 1, 2018                                   36,130
    86,700,000 6 1/2s, TBA, November 1, 2034                         90,723,418
    12,873,000 6 1/2s, TBA, October 1, 2034                          13,500,559
    10,163,000 5 1/2s, TBA, October 1, 2034                          10,294,802
       252,674 5s, April 1, 2019                                        257,106
    39,100,000 5s, TBA, October 1, 2019                              39,710,938
     3,590,205 4 1/2s, with due dates from August
               1, 2033 to June 1, 2034                                3,461,108
                                                                 --------------
                                                                    191,967,060
                                                                 --------------
               Total U.S. government and agency
               mortgage obligations
                (cost $191,626,930)                                $191,967,060

U.S. treasury obligations (9.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $23,608,000 U.S. Treasury Bonds 4 1/4s, August
               15, 2013                                             $23,965,808
               U.S. Treasury Notes
     7,500,000 6 1/2s, February 15, 2010                              8,609,766
    27,242,000 3 1/4s, August 15, 2008                               27,378,210
    10,518,000 1 5/8s, March 31, 2005                                10,499,922
                                                                 --------------
               Total U.S. treasury obligations
               (cost $70,469,508)                                   $70,453,706

Foreign government bonds and notes (15.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $665,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                           $740,810
     1,220,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           1,506,700
CAD  3,680,000 Canada (Government of) bonds
               Ser. WH31, 6s, 2008                                    3,131,766
    $1,260,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                 1,414,350
     2,150,000 Colombia (Republic of) notes
               10 3/4s, 2013                                          2,464,975
       325,000 Dominican (Republic of) notes 9.04s,
               2013                                                     251,063
EUR  5,530,000 France (Government of) bonds 4s,
               2013                                                   6,918,658
EUR  8,330,000 Germany (Federal Republic of) bonds
               Ser. 95, 7 3/8s, 2005                                 10,457,980
EUR  5,500,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      7,400,197
EUR  1,345,000 Hellenic Greece (Republic of) bonds
               3 1/2s, 2008                                           1,692,602
      $185,000 Indonesia (Republic of) FRN 2.005s,
               2006                                                     178,525
       460,000 Indonesia (Republic of) FRN 2.005s,
               2005                                                     453,100
     1,600,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                     1,568,000
NZD  5,470,000 New Zealand (Government of) bonds
               Ser. 1106, 8s, 2006                                    3,819,332
NZD  5,804,000 New Zealand (Government of) bonds
               Ser. 709, 7s, 2009                                     4,052,542
    $1,005,000 Philippines (Republic of) sr. notes
               8 7/8s, 2015                                             994,950
     9,190,000 Russia (Federation of) unsub.
               8 1/4s, 2010                                           9,998,720
       945,000 Russia (Ministry of Finance) deb.
               Ser. V, 3s, 2008                                         855,225
     1,925,000 South Africa (Republic of) notes
               7 3/8s, 2012                                           2,170,438
       860,000 South Africa (Republic of) notes
               6 1/2s, 2014                                             920,200
EUR  1,000,000 Spain (Government of) bonds 5.4s,
               2011                                                   1,370,947
SEK 30,690,000 Sweden (Government of) bonds Ser.
               1041, 6 3/4s, 2014                                     5,009,717
SEK 26,915,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         4,589,507
      $510,000 Turkey (Republic of) notes 7 1/4s,
               2015                                                     504,900
       287,008 Ukraine (Government of) sr. notes
               Ser. REGS, 11s, 2007                                     312,839
       730,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                              730,000
     1,080,000 Ukraine (Government of) 144A unsub.
               notes 6 7/8s, 2011                                     1,061,100
GBP  4,030,000 United Kingdom treasury bonds
               7 1/4s, 2007                                           7,831,048
GBP  3,800,000 United Kingdom treasury bonds 5s,
               2012                                                   6,950,969
GBP  6,900,000 United Kingdom treasury bonds
               7 1/2s, 2006                                          13,208,252
GBP  3,900,000 United Kingdom treasury bonds
               4 1/2s, 2007                                           7,024,517
      $465,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                            522,195
       350,000 Venezuela (Republic of) notes
               8 1/2s, 2014                                             342,125
     2,095,000 Venezuela (Republic of) unsub. bonds
               5 3/8s, 2010                                           1,888,643
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $100,616,356)                           $112,336,892

Asset-backed securities (8.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $207,655 ABSC NIMS Trust 144A Ser. 03-HE5,
               Class A, 7s, 2033                                       $208,694
               Aegis Asset Backed Securities Trust
               144A
       113,864 Ser. 04-1N, Class Note, 5s, 2034                         113,615
       258,592 Ser. 04-2N, Class N1, 4 1/2s, 2034                       257,137
       213,000 Ser. 04-4N, Class Note, 5s, 2034                         212,921
       214,000 Ameriquest Finance NIM Trust 144A
               Ser. 04-RN9, Class N2,  10s, 2034                        198,278
     3,217,273 Amortizing Residential Collateral
               Trust Ser. 02-BC1, Class A,  IO, 6s,
               2005                                                      77,717
               AQ Finance NIM Trust 144A
        20,477 Ser. 03-N2, Class Note, 9.3s, 2033                        20,551
        68,062 Ser. 03-N9A, Class Note, 7.385s,
               2033                                                      68,402
               Arcap REIT, Inc. 144A
       383,000 Ser. 03-1A, Class E, 7.11s, 2038                         410,109
       361,000 Ser. 04-1A, Class E, 6.42s, 2039                         368,389
               Argent NIM Trust 144A
       123,481 Ser. 03-N6, Class A, 6.4s, 2034                          123,790
        73,669 Ser. 04-WN2, Class A, 4.55s, 2034                         73,485
               Asset Backed Funding Corp. NIM Trust
               144A
        28,599 Ser. 03-WF1, Class N1, 8.35s, 2032                        28,599
       156,000 Ser. 04-0PT1, Class N2, 6.9s, 2033                       155,999
       354,000 Ser. 04-FF1, Class N1, 5s, 2034
               (Cayman Islands)                                         352,836
        38,000 Ser. 04-FF1, Class N2, 5s, 2034
               (Cayman Islands)                                          37,875
       252,000 Ser. 04-HE1, Class N2, 8s, 2034
               (Cayman Islands)                                         244,847
       314,278 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A, Class G1,  2.511s,
               2033                                                     316,144
       340,000 Bank One Issuance Trust FRB Ser.
               03-C4, Class C4, 2.79s, 2011                             346,468
               Bayview Financial Acquisition Trust
       497,493 Ser. 02-CA, Class A, IO, 0.78s, 2004                       1,897
    20,167,703 Ser. 03-X, Class A, IO, 0.89s, 2006                      322,603
               Bear Stearns Asset Backed Securities
               NIM Trust 144A
       436,764 Ser. 04-HE6, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         436,218
       334,740 Ser. 04-HE7N, Class A1, 5 1/4s, 2034
               (Cayman Islands)                                         334,322
               CARSSX Finance, Ltd. 144A
       130,000 FRB Ser. 04-AA, Class B3, 5.11s,
               2011 (Cayman Islands)                                    130,065
       190,000 FRB Ser. 04-AA, Class B4, 7.26s,
               2011 (Cayman Islands)                                    190,095
       350,000 Chase Credit Card Master Trust FRB
               Ser. 03-3, Class C, 2.84s, 2010                          356,783
       151,461 Chase Funding Net Interest Margin
               144A Ser. 03-4A, Class NOTE,
               6 3/4s, 2036                                             152,128
               Conseco Finance Securitizations Corp.
       361,875 Ser. 00-2, Class A4, 8.48s, 2030                         369,876
     3,191,000 Ser. 00-4, Class A6, 8.31s, 2032                       2,776,170
     1,088,493 Ser. 00-6, Class M2, 8.2s, 2032                          146,947
       268,000 Ser. 01-04, Class A4, 7.36s, 2033                        276,978
       416,000 Ser. 01-1, Class A5, 6.99s, 2032                         397,280
        13,000 Ser. 01-3, Class A3, 5.79s, 2033                          13,306
     1,858,000 Ser. 01-3, Class A4, 6.91s, 2033                       1,859,115
       300,000 Ser. 01-3, Class M2, 7.44s, 2033                          57,000
       981,294 Ser. 01-4, Class B1, 9.4s, 2033                          147,194
     2,333,909 Ser. 02-1, Class A, 6.681s, 2033                       2,426,555
       295,000 FRB Ser. 01-4, Class M1, 3.4s, 2033                      120,803
       790,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A, Class
               A, 3.919s, 2007                                          801,266
               Countrywide Asset Backed
               Certificates 144A
     1,561,142 Ser. 04-6N, Class N1, 6 1/4s, 2035                     1,559,190
       257,380 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                     256,575
       431,000 Crest, Ltd. 144A Ser. 03-2A, Class
               E2, 8s, 2038                                             412,709
               First Franklin NIM Trust 144A
       207,982 Ser. 03-FF3A, Class A, 6 3/4s, 2033                      207,174
        45,450 Ser. 04-FF1, Class N1, 4 1/2s, 2034                       45,323
               Fremont NIM Trust 144A
        66,850 Ser. 03-B, Class Note, 5.65s, 2033                        66,683
       405,025 Ser. 04-A, Class Note, 4 3/4s, 2034                      403,810
               Granite Mortgages PLC
EUR  1,430,000 FRB Ser. 03-2, Class 2C1, 5.2s, 2043
               (United Kingdom)                                       1,823,897
GBP  1,075,000 FRB Ser. 03-2, Class 3C, 6.38s, 2043
               (United Kingdom)                                       1,994,789
      $440,000 Granite Mortgages PLC FRB Ser. 02-1,
               Class 1C, 2.93s, 2042 (United
               Kingdom)                                                 446,908
               Green Tree Financial Corp.
       368,011 Ser. 94-4, Class B2, 8.6s, 2019                          254,921
       883,982 Ser. 94-6, Class B2, 9s, 2020                            712,711
       362,579 Ser. 95-8, Class B1, 7.3s, 2026                          279,186
       371,000 Ser. 96-8, Class M1, 7.85s, 2027                         322,770
       112,055 Ser. 99-3, Class A5, 6.16s, 2031                         113,841
     1,247,000 Ser. 99-5, Class A5, 7.86s, 2030                       1,116,829
               Greenpoint Manufactured Housing
     2,325,933 Ser. 00-3, Class IA, 8.45s, 2031                       2,314,536
        50,000 Ser. 99-5, Class A4, 7.59s, 2028                          53,480
     1,180,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                      1,164,682
               GSAMP Trust 144A
        87,266 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                      87,004
       222,674 Ser. 04, Class Note, 5 1/2s, 2032                        222,474
       199,573 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                     199,366
       177,954 Ser. 04-HE1N, Class N1, 5s, 2034                         177,634
     1,818,000 Ser. 04-NIM1, Class N1, 5 1/2s, 2034                   1,818,816
       519,000 Ser. 04-NIM1, Class N2, zero %, 2034                     383,972
       358,534 Ser. 04-SE2N, Class Note, 5 1/2s,
               2034                                                     358,534
       235,000 Holmes Financing PLC FRB Ser. 8,
               Class 2C, 2.79s, 2040 (United
               Kingdom)                                                 235,588
               Holmes Financing PLC FRB
       210,000 Ser. 4, Class 3C, 2.9s, 2040 (United
               Kingdom)                                                 212,688
       560,000 Ser. 5, Class 2C, 3.05s, 2040
               (United Kingdom)                                         561,568
               Home Equity Asset Trust 144A
       192,769 Ser. 02-5N, Class A, 8s, 2033                            193,733
        77,030 Ser. 03-4N, Class A, 8s, 2033                             77,608
       219,692 Ser. 03-7N, Class A, 5 1/4s, 2034                        219,692
       124,195 Ser. 04-1N, Class A, 5s, 2034                            123,885
     1,260,000 LNR CDO, Ltd. FRB Ser. 02-1A, Class
               FFL, 4.59s,  2037 (Cayman Islands)                     1,228,248
               Long Beach Asset Holdings Corp. 144A
        89,718 Ser. 03-2, Class N1, 7.627s, 2033                         89,718
       266,283 Ser. 04-2, Class N1, 4.94s, 2034                         266,283
       338,814 Ser. 04-5, Class Note, 5s, 2034                          339,559
        61,290 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4,  Class N1,
               6.535s, 2033                                              61,290
               Long Beach Mortgage Loan Trust
     1,990,000 Ser. 04-3, Class S1, IO, 4 1/2s,
               2006                                                     120,644
       995,000 Ser. 04-3, Class S2, IO, 4 1/2s,
               2006                                                      60,322
GBP    900,000 Lothian Mortgages PLC 144A Ser. 3A,
               Class D, 5.458s, 2039 (United
               Kingdom)                                               1,628,370
    $1,046,356 Madison Avenue Manufactured Housing
               Contract FRB Ser. 02-A,  Class B1,
               5.09s, 2032                                              575,496
       350,000 MBNA Credit Card Master Note Trust
               FRN Ser. 03-C5, Class C5,  2.94s,
               2010                                                     356,761
       110,468 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N, Class N1,  8s,
               2005                                                     111,351
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       201,573 Ser. 04-FM1N, Class N1, 5s, 2035                         199,939
       156,787 Ser. 04-HE1N, Class N1, 5s, 2006                         156,160
       173,856 Mid-State Trust Ser. 11, Class B,
               8.221s, 2038                                             176,055
        24,729 Morgan Stanley ABS Capital I 144A
               Ser. 03-NC9N, Class Note,  7.6s,
               2033                                                      24,853
       178,000 Morgan Stanley Auto Loan Trust 144A
               Ser. 04-HB2, Class E, 5s, 2012                           171,548
               Morgan Stanley Dean Witter Capital I
       390,000 FRN Ser. 01-NC3, Class B1, 4.29s,
               2031                                                     387,126
       358,000 FRN Ser. 01-NC4, Class B1, 4.34s,
               2032                                                     353,470
       115,224 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B,  Class Note, 6 1/2s,
               2033                                                     115,638
       136,838 Novastar NIM Trust 144A Ser. 04-N1,
               Class Note, 4.458s, 2034                                 136,838
               Oakwood Mortgage Investors, Inc.
     1,265,099 Ser. 01-C, Class A2, 5.92s, 2017                         836,230
       704,298 Ser. 01-C, Class A4, 7.405s, 2030                        506,672
     1,243,766 Ser. 01-E, Class A2, 5.05s, 2019                       1,019,500
     2,005,883 Ser. 02-C, Class A1, 5.41s, 2032                       1,803,490
       777,487 Ser. 99-B, Class A4, 6.99s, 2026                         705,570
       485,000 Oceanstar 144A FRB Ser. 04, Class E,
               8.2s, 2034                                               485,000
               Option One Mortgage Securities Corp.
               NIM Trust 144A
        25,135 Ser. 03-2B, Class N1, 7.63s, 2033
               (Cayman Islands)                                          25,135
        63,876 Ser. 03-5, Class Note, 6.9s, 2033                         64,196
        71,000 Park Place Securities NIM Trust 144A
               Ser. 04-WCW2,  Class D, 7.387s, 2034                      71,000
       335,468 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A,  Class A4FL,
               7.288s, 2012                                             336,291
        90,000 People's Choice Net Interest Margin
               Note 144A Ser. 04-2,  Class B, 5s,
               2034                                                      81,540
               Permanent Financing PLC FRB
       350,000 Ser. 1, Class 3C, 3.063s, 2042
               (United Kingdom)                                         353,360
       350,000 Ser. 3, Class 3C, 3.013s, 2042
               (United Kingdom)                                         354,760
     1,313,000 Providian Gateway Master Trust Ser.
               02, Class B, zero %, 2006                              1,165,936
     2,867,213 Residential Asset Mortgage Products,
               Inc. Ser. 03-RZ1,  Class A, IO,
               5 3/4s, 2005                                             100,997
       103,608 Rural Housing Trust Ser. 87-1, Class
               D, 6.33s, 2026                                           107,299
        58,456 SAIL Net Interest Margin Notes Ser.
               03-4, Class A, 7 1/2s, 2033 (Cayman
               Islands)                                                  58,392
               SAIL Net Interest Margin Notes 144A
       353,812 Ser. 03-10A, Class A, 7 1/2s, 2033
               (Cayman Islands)                                         353,793
       111,227 Ser. 03-12A, Class A, 7.35s, 2033
               (Cayman Islands)                                         111,194
        87,021 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                          86,374
       190,231 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                         188,819
        49,846 Ser. 03-8A, Class A, 7s, 2033
               (Cayman Islands)                                          49,595
       133,652 Ser. 03-9A, Class A, 7s, 2033
               (Cayman Islands)                                         132,957
       260,567 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      259,809
       577,828 Ser. 04-2A, Class A, 5 1/2s, 2034
               (Cayman Islands)                                         577,828
       701,288 Ser. 04-4A, Class A, 5s, 2034
               (Cayman Islands)                                         700,236
       369,833 Ser. 04-7A, Class A, 4 3/4s, 2034
               (Cayman Islands)                                         369,319
               SAIL Net Interest Margin Notes 144A
        48,310 Ser. 04-7A, Class B, 6 3/4s, 2034
               (Cayman Islands)                                          47,508
       670,837 Ser. 04-8A, Class A, 5s, 2034                            670,837
       209,750 Ser. 04-8A, Class B, 6 3/4s, 2034                        205,041
        14,065 Sasco Arc Net Interest Margin Notes
               Ser. 02-BC10, Class A,  7 3/4s, 2033                      13,937
               Sasco Arc Net Interest Margin Notes
               144A
       147,441 Ser. 03-3, Class A, 7 3/4s, 2033                         146,701
       285,778 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         285,694
       219,783 Ser. 03-AM1, Class A, 7 3/4s, 2033                       218,712
       273,345 Sasco Arc Net Interest Margin Trust
               144A Ser. 03-BC1,  Class B, zero %,
               2033                                                     232,343
       143,188 Saxon Net Interest Margin Trust 144A
               Ser. 03-A, Class A,  6.656s, 2033                        143,188
       150,031 Sharp SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N, Class N, 7 1/4s,
               2033                                                     150,594
               Sharp SP I, LLC Net Interest Margin
               Trust 144A
       129,549 Ser. 03-0P1N, Class NA, 4.45s, 2033                      129,549
        90,520 Ser. 03-HS1N, Class N, 7.48s, 2033                        90,800
        42,998 Ser. 03-TC1N, Class N, 7.45s, 2033                        42,998
        35,290 Ser. 04-FM1N, Class N, 6.16s, 2033                        35,467
        44,122 Ser. 04-HS1N, Class Note, 5.92s,
               2034                                                      44,122
       143,000 Sharps SP I, LLC Net Interest Margin
               Trust 144A Ser. 04-HE2N, Class NA,
               5.43s, 2034                                              142,992
       140,000 South Coast Funding FRB Ser. 3A,
               Class A2, 2.91s, 2038                                    141,750
               Structured Asset Investment Loan
               Trust
       221,691 Ser. 03-BC1A, Class A, 7 3/4s, 2033                      220,614
     4,060,735 Ser. 03-BC2, Class A, IO, 6s, 2005                       118,103
     1,928,005 Ser. 03-BC8, Class A, IO, 6s, 2005                        74,899
    10,983,737 Ser. 04-1, Class A, IO, 6s, 2005                         480,689
       390,000 TIAA Commercial Real Estate
               Securitization Ser. 02-1A, Class
               IV, 6.84s, 2037                                          311,170
       467,000 TIAA Commercial Real Estate
               Securitization 144A Ser. 03-1A,
               Class E, 8s, 2038                                        443,370
     2,688,535 Washington Mutual Ser. 03-S1, Class
               A11, IO, 5 1/2s, 2033                                    140,728
               Wells Fargo Home Equity Trust 144A
     1,213,000 Ser. 04-2, Class N1, 4 1/2s, 2034                      1,212,928
       214,000 Ser. 04-2, Class N2, 8s, 2034                            203,300
       737,001 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                  737,347
                                                                 --------------
               Total Asset-backed securities
               (cost $60,506,538)                                   $57,505,375

Collateralized mortgage obligations (4.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $141,000 Banc of America Large Loan 144A FRN
               Ser. 02-FL2A, Class L1,  4.696s,
               2014                                                    $141,142
       350,000 Bear Stearns Commercial Mortgage
               Securitization Corp. 144A Ser.
               04-ESA, Class K, 4.258s, 2016                            349,999
       286,000 Commercial Mortgage Pass-Through
               Certificates 144A  FRB Ser. 01-FL4A,
               Class E, 3.06s, 2013                                     254,540
               CS First Boston Mortgage Securities
               Corp. 144A
       966,000 Ser. 98-C1, Class F, 6s, 2040                            689,119
       356,000 FRB Ser. 03-TF2A, Class L, 5.76s,
               2014                                                     353,690
    24,101,564 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1,  Class X, IO,
               1.091s, 2023                                             623,080
               DLJ Commercial Mortgage Corp.
       286,492 Ser. 98-CF2, Class B4, 6.04s, 2031                       251,760
       915,958 Ser. 98-CF2, Class B5, 5.95s, 2031                       567,585
               Fannie Mae
       131,247 Ser. 98-51, Class SG, IO, 24.96s,
               2022                                                      60,792
       501,224 Ser. 02-36, Class SJ, 16.088s, 2029                      547,394
       478,480 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                      519,307
        10,483 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                       11,382
         1,202 Ser. 02-W1, Class 2A, 7 1/2s, 2042                         1,296
         4,297 Ser. 02-14, Class A2, 7 1/2s, 2042                         4,649
       562,786 Ser. 01-T10, Class A2, 7 1/2s, 2041                      606,725
         2,773 Ser. 02-T4, Class A3, 7 1/2s, 2041                         2,997
         7,482 Ser. 01-T8, Class A1, 7 1/2s, 2041                         8,079
     2,211,011 Ser. 01-T7, Class A1, 7 1/2s, 2041                     2,384,813
       334,432 Ser. 01-T3, Class A1, 7 1/2s, 2040                       360,593
       990,072 Ser. 01-T1, Class A1, 7 1/2s, 2040                     1,070,288
       413,301 Ser. 99-T2, Class A1, 7 1/2s, 2039                       446,646
       209,277 Ser. 00-T6, Class A1, 7 1/2s, 2030                       225,728
       976,666 Ser. 01-T4, Class A1, 7 1/2s, 2028                     1,058,411
         2,389 Ser. 02-W3, Class A5, 7 1/2s, 2028                         2,591
     1,316,888 Ser. 03-118, Class S, IO, 6.26s,
               2033                                                     190,949
     1,453,292 Ser. 03-118, Class SF, IO, 6.26s,
               2033                                                     202,098
     1,085,977 Ser. 02-36, Class QH, IO, 6.21s,
               2029                                                      49,773
     1,026,641 Ser. 03-58, Class ID, IO, 6s, 2033                       203,724
     1,098,862 Ser. 03-26, Class IG, IO, 6s, 2033                       169,619
       807,412 Ser. 322, Class 2, IO, 6s, 2032                          163,501
     1,017,881 Ser. 318, Class 2, IO, 6s, 2032                          209,461
     3,470,029 Ser. 03-49, Class TS, IO, 5.86s,
               2018                                                     409,124
     1,358,905 Ser. 03-14, Class KS, IO, 5.76s,
               2017                                                     118,055
        64,732 Ser. 03-23, Class SC, IO, 5.71s,
               2033                                                         131
     4,744,194 Ser. 338, Class 2, IO, 5 1/2s, 2033                    1,073,374
     2,078,217 Ser. 329, Class 2, IO, 5 1/2s, 2033                      454,610
     2,127,618 Ser. 03-45, Class PI, IO, 5 1/2s,
               2029                                                     223,400
     2,812,151 Ser. 03-37, Class IC, IO, 5 1/2s,
               2027                                                     282,095
       449,000 Ser. 03-6, Class IB, IO, 5 1/2s,
               2022                                                      13,931
     2,975,369 Ser. 03-41, Class SP, IO, 5.36s,
               2015                                                     186,508
     8,775,074 Ser. 03-34, Class SP, IO, 5.26s,
               2032                                                     642,024
     7,153,701 Ser. 03-34, Class ES, IO, 5.16s,
               2033                                                     555,074
     2,977,921 Ser. 03-34, Class SG, IO, 5.16s,
               2033                                                     233,019
     4,332,767 Ser. 03-23, Class AI, IO, 5s, 2017                       479,312
     1,880,500 Ser. 03-24, Class IC, IO, 5s, 2015                       325,178
     8,412,944 Ser. 03-W10, Class 1A, IO, 1.839s,
               2043                                                     236,614
     9,903,682 Ser. 03-W10, Class 3A, IO, 1.802s,
               2043                                                     284,731
     5,441,563 Ser. 03-W17, Class 12, IO, 1.162s,
               2033                                                     180,108
    15,737,092 Ser. 02-T18, IO, 0.52s, 2042                             226,416
       169,750 Ser. 99-51, Class N, PO, zero %,
               2029                                                     146,171
        84,318 Ser. 99-52, Class MO, PO, zero %,
               2026                                                      81,631
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
        14,209 Ser. T-58, Class 4A, 7 1/2s, 2043                         15,357
     5,335,727 Ser. T-57, Class 1AX, IO, 0.445s,
               2043                                                      57,543
    13,341,171 FFCA Secured Lending Corp. Ser.
               00-1, Class X, IO, 1.567s, 2020                          848,150
       419,810 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.856s, 2039                           400,328
               Freddie Mac
       534,270 Ser. 2763, Class SC, 21.56s, 2032                        652,712
       225,237 Ser. 2478, Class SY, IO, 6.39s, 2021                      10,136
     1,978,273 Ser. 2448, Class SM, IO, 6.24s, 2032                     190,409
     3,168,688 Ser. 216, Class IO, IO, 6s, 2032                         636,212
     2,227,954 Ser. 2579, Class GS, IO, 5.89s, 2017                     192,813
     1,418,300 Ser. 2515, Class IG, IO, 5 1/2s,
               2032                                                     410,411
       729,500 Ser. 2590, Class IH, IO, 5 1/2s,
               2028                                                     160,946
     1,781,000 Ser. 2596, Class IQ, IO, 5 1/2s,
               2026                                                     150,174
       357,496 Ser. 215, Class PO, PO, zero %, 2031                     327,835
       339,065 Ser. 2235, PO, zero %, 2030                              281,318
               GE Capital Commercial Mortgage Corp.
               144A
       596,000 Ser. 00-1, Class G, 6.131s, 2033                         531,728
       370,000 Ser. 00-1, Class H, 6.131s, 2033                         232,053
       529,968 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                             421,299
               Government National Mortgage
               Association
        31,340 Ser. 02-51, Class SA, IO, 6.289s,
               2032                                                          81
       479,605 Ser. 01-43, Class SJ, IO, 5.789s,
               2029                                                       9,143
     4,348,571 Ser. 03-83, Class SI, IO, 4.721s,
               2032                                                     263,557
       170,964 Ser. 98-2, Class EA, PO, zero %,
               2028                                                     144,464
       214,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A,  Class L, 5.01s,
               2015                                                     214,268
GBP  1,161,310 Hermione (European Loan Conduit No.
               14) 144A FRB Class A,  5.326s, 2011
               (Ireland)                                              2,113,135
      $253,101 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1,  Class G, 6.41s,
               2031                                                     199,841
               Mach One Commercial Mortgage Trust
               144A
       422,000 Ser. 04-1A, Class J, 5.45s, 2040                         353,854
       212,000 Ser. 04-1A, Class K, 5.45s, 2040                         173,178
        96,000 Ser. 04-1A, Class L, 5.45s, 2040                          70,121
     8,564,894 Merrill Lynch Mortgage Investors,
               Inc. Ser. 96-C2, Class JS,
               IO, 2.128s, 2028                                         469,285
     1,022,936 Mezz Cap Commercial Mortgage Trust
               144A Ser. 04-C1, Class X, IO, 6.18s,
               2037                                                     471,669
     1,730,000 Morgan Stanley Capital I 144A Ser.
               04-RR, Class F7, 6s, 2039                              1,237,583
     4,458,814 Mortgage Capital Funding, Inc. Ser.
               97-MC2, Class X, IO, 1.495s, 2012                        126,603
       327,112 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E, 7.288s, 2030                       363,410
               STRIPS 144A
       162,000 Ser. 03-1A, Class M, 5s, 2018
               (Cayman Islands)                                         135,448
       193,000 Ser. 03-1A, Class N, 5s, 2018                            145,329
       174,000 Ser. 04-1A, Class M, 5s, 2018                            146,317
       167,000 Ser. 04-1A, Class N, 5s, 2018                            126,870
       180,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                     193,372
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $33,093,536)                       $30,360,189

Senior loans (1.8%) (a) (c)
Principal amount                                                          Value

Basic Materials (0.2%)
-------------------------------------------------------------------------------
      $148,500 Graphics Packaging bank term loan
               FRN 4.35s, 2010                                         $149,243
       174,125 Hercules, Inc. bank term loan FRN
               2.9967s, 2010                                            175,322
       116,037 Nalco Co. bank term loan FRN Ser. B,
               4.4199s, 2010                                            117,307
       175,314 SGL Carbon, LLC bank term loan FRN
               4.9488s, 2009                                            175,314
       255,000 Wellman 1st. lien bank term loan FRN
               5.6938s, 2009                                            259,250
       270,000 Wellman 2nd. lien bank term loan FRN
               8.4438s, 2010                                            273,713
                                                                 --------------
                                                                      1,150,149

Capital Goods (0.2%)
-------------------------------------------------------------------------------
       152,357 Allied Waste Industries, Inc. bank
               term loan FRN 4.5496s, 2010                              154,487
        25,714 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 1.3688s, 2010                       26,035
       188,088 Amsted Industries bank term loan FRN
               5.6832s, 2010                                            190,087
       142,820 EaglePicher bank term loan FRN
               4.8625s, 2009                                            143,891
       121,905 Flowserve Corp. bank term loan FRN
               Ser. C, 4.4688s, 2009                                    123,429
       198,246 Graham Packaging bank term loan FRN
               4.6754s, 2010                                            199,072
       118,629 Invensys, PLC bank term loan FRN
               Ser. B-1, 5.477s, 2009 (United
               Kingdom)                                                 120,112
       141,743 Mueller Group bank term loan FRN
               4.4165s, 2011                                            142,452
        97,500 Roper bank term loan FRN 3.6101s,
               2008                                                      98,759
       149,250 Solo Cup Co. bank term loan FRN
               4.1587s, 2011                                            150,400
        91,886 SPX Corp. bank term loan FRN Ser. B,
               3.8647s, 2009                                             93,005
        49,626 Transdigm, Inc. bank term loan FRN
               3.9363s, 2010                                             50,215
                                                                 --------------
                                                                      1,491,944

Communication Services (0.1%)
-------------------------------------------------------------------------------
        49,833 Consolidated Communications bank
               term loan FRN 4.4088s, 2012                               50,332
        99,000 Dobson Communications Corp. bank
               term loan FRN 5.2787s, 2010                               98,319
       231,583 Nextel bank term loan FRN Ser. E,
               4.1871s, 2010                                            232,690
        80,000 PanAmSat Corp. bank term loan FRN
               Ser. B, 4.5612s, 2011                                     80,020
       195,000 Qwest Communications International,
               Inc. bank term loan  FRN Ser. A,
               6 1/2s, 2007                                             201,663
        50,000 SBA Senior Finance, Inc. bank term
               loan FRN 5.5443s, 2008                                    50,375
                                                                 --------------
                                                                        713,399

Consumer Cyclicals (0.4%)
-------------------------------------------------------------------------------
        61,181 Advance Stores bank term loan FRN
               Ser. C, 3.7086s, 2007                                     61,908
       148,779 Borgata Resorts bank term loan FRN
               Ser. B, 4.1257s, 2007                                    149,027
       142,511 Coinmach Corp. bank term loan FRN
               Ser. B, 4.453s, 2009                                     143,758
        49,239 Corrections Corporation of America
               bank term loan FRN 3.36s, 2008                            49,977
       172,963 Dex Media West, LLC bank term loan
               FRN Ser. B, 3.9565s, 2010                                175,094
       120,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 6.43s, 2006                           121,230
        75,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 4 1/2s, 2007                           75,750
       171,800 Hayes Lemmerz International, Inc.
               bank term loan FRN 5.3736s, 2009                         174,914
        99,000 IESI Corp. bank term loan FRN
               4.6064s, 2010                                            100,238
       172,426 Jostens, Inc. bank term loan FRN
               Ser. B, 4.15s, 2010                                      173,546
       162,963 Lamar Media bank term loan FRN
               3.36s, 2010                                              164,063
        50,000 Landsource bank term loan FRN
               4 3/8s, 2010                                              50,688
       106,849 Penn National Gaming, Inc. bank term
               loan FRN 4.09s, 2010                                     108,318
        36,018 Pinnacle Entertainment, Inc. bank
               term loan FRN 4.84s, 2009                                 36,378
       127,175 PRIMEDIA, Inc. bank term loan FRN
               Ser. B, 4 5/8s, 2009                                     122,406
       246,315 RH Donnelley Finance Corp. bank term
               loan FRN Ser. B, 3.86s, 2011                             249,368
       246,884 Scientific Gaming bank term loan FRN
               4.1237s, 2008                                            249,662
       110,357 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.2327s, 2012                                111,461
       104,738 TRW Automotive bank term loan FRN
               4 1/8s, 2011                                             106,396
       165,000 WRC Media Corp. bank term loan FRN
               6.7613s, 2009                                            164,484
                                                                 --------------
                                                                      2,588,666

Consumer Staples (0.5%)
-------------------------------------------------------------------------------
        34,561 Affinity Group Holdings bank term
               loan FRN Ser. B1, 5.6571s, 2009                           34,892
        86,403 Affinity Group Holdings bank term
               loan FRN Ser. B2, 5.5828s, 2009                           87,231
       179,550 AMF Bowling Worldwide bank term loan
               FRN 4.9705s, 2009                                        180,897
       900,000 Century Cable Holdings bank term
               loan FRN 6 3/4s, 2009                                    886,661
       239,400 Charter bank term loan FRN Ser. B,
               4.92s, 2011                                              237,397
       112,500 Constellation Brands, Inc. bank term
               loan FRN 3.213s, 2008                                    112,842
       159,395 Del Monte Foods Co. bank term loan
               FRN Ser. B, 3.9108s, 2010                                161,686
       148,665 DirecTV bank term loan FRN Ser. B,
               3.9761s, 2010                                            149,297
        16,202 Dole Food Co. bank term loan FRN
               Ser. D, 4.4768s, 2009                                     16,431
       120,000 Dole Holding Co. bank term loan FRN
               7s, 2010                                                 121,275
        69,475 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN  3.9375s,
               2009                                                      70,276
       180,000 MGM bank term loan FRN Ser. B,
               4.14s, 2011                                              180,405
       500,000 Olympus Cable bank term loan FRN
               Ser. B, 6 1/2s, 2010                                     491,072
       108,232 Rayovac Corp. bank term loan FRN
               Ser. B, 4.2211s, 2009                                    109,720
       243,763 Roundy's bank term loan FRN 3.11s,
               2009                                                     245,895
        84,673 Six Flags, Inc. bank term loan FRN
               Ser. B, 4.19s, 2009                                       85,229
       153,353 Sum Media bank term loan FRN Ser. B,
               3.934s, 2009                                             154,647
       199,000 Warner Music Group bank term loan
               FRN Ser. B, 4.2978s, 2011                                201,559
                                                                 --------------
                                                                      3,527,412

Energy (--%)
-------------------------------------------------------------------------------
       180,000 Dresser, Inc. bank term loan FRN
               5.19s, 2010                                              182,700
        60,932 Magellan Midstream Holdings bank
               term loan FRN 4.65s, 2008                                 61,694
        88,875 Peabody Energy Corp. bank term loan
               FRN Ser. B, 3.498s, 2010                                  89,727
                                                                 --------------
                                                                        334,121

Financial (--%)
-------------------------------------------------------------------------------
       217,388 Hilb, Rogal & Hamilton Co. bank term
               loan FRN Ser. B, 3 7/8s, 2007                            219,834

Health Care (0.3%)
-------------------------------------------------------------------------------
       123,750 Beverly Enterprises, Inc. bank term
               loan FRN 4.258s, 2008                                    125,400
       120,000 Community Health Systems, Inc. bank
               term loan FRN  Ser. B, 3.54s, 2011                       120,064
       198,000 Concentra bank term loan FRN 4 3/4s,
               2009                                                     200,310
       296,494 DaVita, Inc. bank term loan FRN
               Ser. B, 3.6074s, 2009                                    299,042
       119,700 Fisher Scientific International,
               Inc. bank term loan FRN 3.14s, 2011                      120,486
        99,000 Hanger Orthopedic Group, Inc. bank
               term loan FRN 5.09s, 2009                                 98,010
       114,875 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 3.59s, 2011                             116,072
       148,500 Medex, Inc. bank term loan FRN
               4.76s, 2009                                              149,861
       480,026 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 3.89s, 2008                                  486,147
        54,920 VWR International, Inc. bank term
               loan FRN 4.34s, 2011                                      55,732
                                                                 --------------
                                                                      1,771,124

Transportation (--%)
-------------------------------------------------------------------------------
       139,176 Pacer International, Inc. bank term
               loan FRN 4.1446s, 2010                                   140,916

Utilities & Power (0.1%)
-------------------------------------------------------------------------------
       149,251 Allegheny Energy, Inc. bank term
               loan FRN Ser. C, 4.4485s, 2011                           151,490
       119,700 Dynegy Holdings, Inc. bank term loan
               FRN 5.67s, 2010                                          121,944
       136,154 Teton Power Funding bank term loan
               FRN 5.1953s, 2011                                        137,175
       120,000 Unisource Energy bank term loan FRN
               5.652s, 2011                                             118,425
       118,505 Williams Products bank term loan FRN
               Ser. C, 4.2849s, 2007                                    120,035
                                                                 --------------
                                                                        649,069
                                                                 --------------
               Total Senior loans
               (cost $12,319,114)                                   $12,586,634

Brady bonds (0.5%) (a) (cost $2,976,634)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,708,249 Brazil (Federal Republic of) FRB
               2 1/8s, 2012                                          $3,439,401

Common stocks (0.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,987 AboveNet, Inc. (NON) (S)                                 $47,688
         2,305 Alderwoods Group, Inc. (NON)                              22,658
       820,000 AMRESCO Creditor Trust (acquired
               6/17/99 and 2/10/00, cost $138,193)
               (RES) (NON) (R)                                              820
            12 Arch Wireless, Inc. Class A (NON)                            345
         1,770 Archibald Candy Corp. (NON)                                   89
           898 Birch Telecom, Inc. (NON)                                      9
           494 Comdisco Holding Co., Inc. (S)                             9,386
     3,445,121 Contifinancial Corp. Liquidating
               Trust Units                                               68,902
        15,321 Covad Communications Group, Inc.
               (NON) (S)                                                 25,739
           903 Genesis HealthCare Corp. (NON) (S)                        27,460
        45,911 Globix Corp. (NON) (S)                                   149,211
       470,000 iPCS Escrow, Inc. (NON)                                      470
        13,393 iPCS, Inc. (NON)                                         244,422
           199 Knology, Inc. (NON)                                          826
           105 Leucadia National Corp.                                    5,948
         6,483 Lodgian, Inc. (NON)                                       64,182
       120,000 Loewen Group International, Inc.
               (NON)                                                         12
         1,158 Polymer Group, Inc. Class A (NON)                         12,854
           715 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                1,072,995
        53,520 Regal Entertainment Group                              1,020,091
           110 Sterling Chemicals, Inc. (NON)                             2,530
           740 Sun Healthcare Group, Inc. (NON)                           5,957
       948,004 VFB LLC (acquired 10/27/00 and
               12/8/03, cost $948,004) (RES) (NON)                      180,121
         4,438 Washington Group International, Inc.
               (NON) (S)                                                153,644
                                                                 --------------
               Total Common stocks
               (cost $9,022,990)                                     $3,116,359

Preferred stocks (0.3%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        13,497 Avecia Group PLC $4.00 pfd. (United
               Kingdom) (PIK)                                          $254,756
            15 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                 6,300
           320 First Republic Capital Corp. 144A
               10.50% pfd.                                              329,600
        12,814 iStar Financial, Inc. $1.95 cum.
               pfd. (R)                                                 323,554
            94 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                          712,050
           874 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd. (PIK)                                          725,420
                                                                 --------------
               Total Preferred stocks
               (cost $2,502,861)                                     $2,351,680

Convertible preferred stocks (0.1%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         9,140 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                    $417,013
            53 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                     360,400
                                                                 --------------
               Total Convertible preferred stocks
               (cost $737,660)                                         $777,413

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
       870,000 Morrison Knudsen Corp.                                   $56,550
           991 XCL Equity Units                                         439,663
                                                                 --------------
               Total Units (cost $1,718,156)                           $496,213

Warrants (0.1%) (a) (NON)                            Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           719 AboveNet, Inc.                        9/8/08              $3,775
           846 AboveNet, Inc.                        9/8/10               3,384
         1,020 Dayton Superior Corp. 144A            6/15/09                  1
             3 Doe Run Resources Corp. 144A          12/31/12                 1
         1,193 Huntsman Co., LLC 144A                5/15/11            274,390
           508 MDP Acquisitions PLC 144A             10/1/13             20,638
           390 Mikohn Gaming Corp. 144A              8/15/08                156
           400 ONO Finance PLC 144A (United
               Kingdom)                              2/15/11                  4
           410 Pliant Corp. 144A                     6/1/10                   4
         1,830 Travel Centers of America, Inc. 144A  5/1/09               9,150
         1,670 Ubiquitel, Inc. 144A                  4/15/10                  1
         2,740 Washington Group International, Inc.
               Ser. A                                1/25/06             23,013
         3,131 Washington Group International, Inc.
               Ser. B                                1/25/06             18,786
         1,692 Washington Group International, Inc.
               Ser. C                                1/25/06              9,983
           590 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10             36,580
                                                                 --------------
               Total Warrants (cost $680,109)                          $399,866

Convertible bonds and notes (--%) (a) (cost $2,018,410)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,430,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (Denmark) (In
               default) (NON)                                               $24

Short-term investments (14.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,000,000 Park Granada, LLC for an effective
               yield of 1.07%, October 8, 2004                       $4,998,250
     1,400,000 U.S. Treasury Bills for an effective
               yield of 0.91%, October 7, 2004
               (SEG)                                                  1,399,650
       385,394 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.68% to 2.11% and due dates ranging
               from October 1, 2004 to November 16,
               2004 (d)                                                 385,048
    98,173,108 Putnam Prime Money Market Fund (e)                    98,173,108
                                                                 --------------
               Total Short-term investments
               (cost $104,956,056)                                 $104,956,056
-------------------------------------------------------------------------------
               Total Investments
               (cost $847,386,296)                                 $855,807,646
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $715,596,108.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at September 30, 2004.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2004 was $180,941 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2004.

  (R) Real Estate Investment Trust.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. Theses loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2004. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

  (d) See Note 1 to the financial statements.

  (e) See Note 4 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at September 30, 2004.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2004:
      (as a percentage of Market Value excluding collateral for loaned securities)

           Brazil                 0.5%
           Canada                 1.5
           Cayman Islands         0.8
           Colombia               0.5
           France                 1.3
           Germany                2.4
           New Zealand            0.9
           Russia                 1.3
           Sweden                 1.1
           United Kingdom         5.3
           United States         81.6
           Other                  2.8
           --------------------------
           Total                100.0%



Forward currency contracts to buy at September 30, 2004
(aggregate face value $47,207,655)

                                                                         Unrealized
                                           Aggregate        Delivery     appreciation/
                            Value          face value       date         (depreciation)
---------------------------------------------------------------------------------------
Australian Dollar           $13,737,329    $13,406,791      12/15/04     $330,538
British Pound                 2,677,541      2,662,732      12/15/04       14,809
Danish Krone                  1,171,046      1,141,183      12/15/04       29,863
Euro                            912,166        884,155      12/15/04       28,011
Japanese Yen                 25,163,216     25,235,078      12/15/04      (71,862)
Norwegian Krone                 389,142        377,787      12/15/04       11,355
Polish Zloty                    506,245        484,184      12/15/04       22,061
Swiss Franc                   1,262,036      1,231,047      12/15/04       30,989
Taiwan Dollar                 1,781,546      1,784,698      12/15/04       (3,152)
---------------------------------------------------------------------------------------
                                                                         $392,612
---------------------------------------------------------------------------------------




Forward currency contracts to sell at September 30, 2004
(aggregate face value $74,977,072)

                                           Aggregate        Delivery     Unrealized
                            Value          face value       date         depreciation
---------------------------------------------------------------------------------------
Australian Dollar           $12,584        $12,395          12/15/04     $(189)
British Pound            21,565,389     21,363,707          12/15/04  (201,682)
Canadian Dollar           2,126,120      2,046,093          12/15/04   (80,027)
Euro                     36,157,921     35,267,115          12/15/04  (890,806)
New Zealand Dollar        7,636,428      7,356,133          12/15/04  (280,295)
Swedish Krona             8,381,328      8,042,449          12/15/04  (338,879)
Swiss Franc                 895,555        889,180          12/15/04    (6,375)
---------------------------------------------------------------------------------------
                                                                   $(1,798,253)
---------------------------------------------------------------------------------------




Futures contracts outstanding at September 30, 2004

                                                                         Unrealized
                                           Aggregate        Expiration   appreciation/
                            Value          face value       date         (depreciation)
---------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                $1,661,250     $1,631,521       Dec-04       $29,729
Euro-Bobl 5 yr (Long)       17,998,269     17,855,004       Dec-04       143,265
Euro-Bund 10 yr (Long)      18,382,606     18,138,228       Dec-04       244,378
Japanese Government Bond
10 yr (Long)                 6,259,982      6,240,039       Dec-04        19,943
Japanese Government Bond
10 yr (Long)                 4,258,947      4,207,546       Dec-04        51,401
U.K. Gilt (Long)            17,532,658     17,379,878       Dec-04       152,780
U.S. Treasury Note
10 yr (Long)                 3,604,000      3,615,531       Dec-04       (11,531)
U.S. Treasury Note
5 yr (Short)                 3,544,000      3,553,904       Dec-04         9,904
---------------------------------------------------------------------------------------
                                                                        $639,869
---------------------------------------------------------------------------------------




Credit default contracts outstanding at September 30, 2004

                                                                                       Unrealized
                                                                          Notional     appreciation/
                                                                          amount       (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.37273% and the
fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                           $1,535,111   $2,327

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the
fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                            1,116,444    1,823

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.46% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                              558,222      878

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                              279,111      441

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                              139,556      223

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                              139,556      232
------------------------------------------------------------------------------------------------------
                                                                                       $5,924
------------------------------------------------------------------------------------------------------




TBA sale commitments outstanding at September 30, 2004
(proceeds receivable $49,821,476)

                                        Principal            Settlement
Agency                                  amount               date           Value
----------------------------------------------------------------------------------------
FNMA, 6 1/2s, October 1, 2034           $37,700,000          10/14/04       $39,537,875
FNMA, 5 1/2s, October 1, 2034            10,163,000          10/14/04        10,294,802
----------------------------------------------------------------------------------------
                                                                            $49,832,677
----------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at September 30, 2004

                                                                                        Unrealized
                                                         Notional       Termination     appreciation/
                                                         amount         date            (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                 $16,800,000    3/30/09         $421,657

Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the
notional amount multiplied by 1.97375% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  13,900,000    1/26/06          110,307

Agreement with Bank of America, N.A. dated
December 2, 2003 to pay semi-annually the
notional amount multiplied by 2.444% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                   6,270,000    12/5/05          (34,734)

Agreement with Bank of America, N.A. dated
January 22, 2004 to pay semi-annually the
notional amount multiplied by 4.35% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                   4,400,000    1/27/14           22,507

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay semi-
annually the notional amount multiplied by
4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                 5,699,500    7/9/14          (236,016)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                                 5,048,700    7/9/06            23,864

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to
pay semi-annually the notional amount
multiplied by 1.955% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                      13,900,000    1/26/06          114,808

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by three month
USD-LIBOR-BBA.                                             9,188,000    12/15/13         242,066

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.3375% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                             4,400,000    1/26/14           27,535

Agreement with Merrill Lynch Capital Services,
Inc. dated September 27, 2002 to receive
semi-annually the notional amount multiplied
by the six month JPY-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 0.399%.                                         JPY 2,443,000,000    10/1/07          (64,047)

Agreement with Merrill Lynch Capital Services,
Inc. dated November 17, 2000 to pay semi-
annually the notional amount multiplied by the
three month USD-LIBOR-BBA and receive
the notional amount multiplied by 6.68%.                   6,500,000    11/21/05         442,505

Agreement with UBS, AG dated April 23,
2004 to receive annually the notional amount
multiplied by 3.49% and pay quarterly the
notional amount multiplied by the three
month SEK-STIBOR-SIDE.                               SEK 395,000,000    4/27/06          157,396
------------------------------------------------------------------------------------------------------
                                                                                      $1,227,848
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $365,966 of securities on loan (Note 1)
-------------------------------------------------------------------------------
Unaffiliated Issuers (identified cost $749,213,188)              $757,634,538
-------------------------------------------------------------------------------
Affiliated Issuers (identified cost $98,173,108) (Note 4)          98,173,108
-------------------------------------------------------------------------------
Cash                                                                7,999,744
-------------------------------------------------------------------------------
Foreign currency (cost $6,848,198) (Note 1)                         6,944,380
-------------------------------------------------------------------------------
Interest and other receivables                                      9,354,108
-------------------------------------------------------------------------------
Receivable for securities sold                                     57,380,183
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         1,562,645
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               481,874
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                   5,924
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             120,671
-------------------------------------------------------------------------------
Total assets                                                      939,657,175

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 138,142
-------------------------------------------------------------------------------
Distributions payable to shareholders                               3,788,329
-------------------------------------------------------------------------------
Payable for securities purchased                                  166,023,157
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,241,232
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            127,336
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 89,126
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,513
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,887,515
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                130,490
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              334,797
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$49,821,476) (Note 1)                                              49,832,677
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    385,048
-------------------------------------------------------------------------------
Other accrued expenses                                                 80,705
-------------------------------------------------------------------------------
Total liabilities                                                 224,061,067
-------------------------------------------------------------------------------
Net assets                                                       $715,596,108

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $838,150,324
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        5,000,039
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (136,745,588)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   9,191,333
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $715,596,108

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($715,596,108 divided by
100,313,084 shares)                                                     $7.13
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $525,463 from
investments in affiliated issuers)(Note 4)                        $45,082,067
-------------------------------------------------------------------------------
Dividends                                                             992,423
-------------------------------------------------------------------------------
Securities lending                                                      1,553
-------------------------------------------------------------------------------
Total investment income                                            46,076,043

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,108,198
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      355,305
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               339,374
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             26,109
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,772
-------------------------------------------------------------------------------
Other                                                                 349,668
-------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 4)                        (54,444)
-------------------------------------------------------------------------------
Total expenses                                                      6,137,982
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (30,381)
-------------------------------------------------------------------------------
Net expenses                                                        6,107,601
-------------------------------------------------------------------------------
Net investment income                                              39,968,442
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   15,304,673
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          899,815
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,584,647
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (2,113,454)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Notes 1 and 3)          52,520
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (469,993)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the year                                         8,325,125
-------------------------------------------------------------------------------
Net gain on investments                                            23,583,333
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $63,551,775
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                             Year ended
                                                            September 30
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $39,968,442      $47,986,218
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             15,728,201       12,488,499
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         7,855,132       60,307,044
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        63,551,775      120,781,761
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income                     (48,649,600)     (48,538,019)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions capital share transactions                  --          829,775
-------------------------------------------------------------------------------
Total increase in net assets                      14,902,175       73,073,517

Net assets
-------------------------------------------------------------------------------
Beginning of year                                700,693,933      627,620,416
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $5,000,039 and
$7,010,795, respectively)                       $715,596,108     $700,693,933
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year          100,313,084      100,182,745
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --          130,339
-------------------------------------------------------------------------------
Shares outstanding at end of year                100,313,084      100,313,084
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)



Per-share                                                   Year ended September 30
operating performance                2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $6.99           $6.26           $6.54           $7.13           $7.57
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income (a)             .40 (d)         .48             .52             .58             .63
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .23             .73            (.26)           (.57)           (.43)
----------------------------------------------------------------------------------------------------------
Total from
investment operations                 .63            1.21             .26             .01             .20
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                    (.49)           (.48)           (.53)           (.46)           (.64)
----------------------------------------------------------------------------------------------------------
From return of capital                 --              --            (.01)           (.14)             --
----------------------------------------------------------------------------------------------------------
Total distributions                  (.49)           (.48)           (.54)           (.60)           (.64)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $7.13           $6.99           $6.26           $6.54           $7.13
----------------------------------------------------------------------------------------------------------
Market value,
end of period                      $6.730          $6.410          $6.380          $6.050          $6.438
----------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                 12.95            8.35           14.81            3.06           10.72
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $715,596        $700,694        $627,620        $655,161        $713,894
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .86 (d)         .89             .87             .90             .87
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            5.61 (d)        7.22            7.97            8.50            8.60
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             113.46          141.60 (e)      193.33 (e)      111.45          116.71
----------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market
    Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    September 30, 2004 reflect a reduction of less than 0.01% of average net assets for common shares
    (Note 4).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
September 30, 2004


Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

K) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2004, the value of securities loaned amounted to $365,966. The fund received cash collateral of $385,048 which is pooled with collateral of other Putnam funds into 29 issuers of high grade short-term investments.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $134,326,968 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $9,097,567   September 30, 2007
    25,640,537   September 30, 2008
    24,593,458   September 30, 2009
    27,431,170   September 30, 2010
    47,564,236   September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2005, $1,976,087 of losses recognized during the period November 1, 2003 to September 30, 2004.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, the fund reclassified $6,670,409 to increase undistributed net investment income and $207,867 to increase paid-in-capital, with an increase to accumulated net realized losses of $6,878,276.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


Unrealized appreciation            $33,751,001
Unrealized depreciation            (27,404,735)
                                  ------------
Net unrealized appreciation          6,346,266
Undistributed ordinary income        8,960,083
Capital loss carryforward          134,326,968
Post-October loss                    1,976,087
Cost for federal income
tax purposes                      $849,461,380


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

Effective September 13, 2004, Putnam Manage ment has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the fund. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the assets of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended September 30, 2004, the fund paid PFTC $694,679 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2004, the fund's expenses were reduced by $30,381 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,194, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.


Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $735,622,811 and $703,622,978, respectively. Purchases and sales of U.S. government securities aggregated $57,537,974 and $6,182,166, respectively.


Note 4
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2004, management fees paid were reduced by $54,444 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $525,463 for the period ended September 30, 2004.


Note 5
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Federal tax information
(Unaudited)

The fund has designated 1.22% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2004, the fund hereby designates 1.22%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of June 10, 2004
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on June 10, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                       Votes
                                    Votes for          withheld
----------------------------------------------------------------
Jameson A. Baxter                   91,750,869         3,900,960
Charles B. Curtis                   91,782,834         3,868,996
John A. Hill                        91,747,672         3,904,158
Ronald J. Jackson                   91,817,872         3,833,958
Paul L. Joskow                      91,789,707         3,862,123
Elizabeth T. Kennan                 91,749,117         3,902,713
John H. Mullin, III                 91,802,827         3,849,003
Robert E. Patterson                 91,821,685         3,830,145
George Putnam, III                  91,723,286         3,928,544
A.J.C. Smith                        91,706,493         3,945,337
W. Thomas Stephens                  91,751,596         3,900,234


All tabulations are rounded to nearest whole number.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance
Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management. From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds


The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
Cassini House
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
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PUTNAM
INVESTMENTS


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216527    11/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $43,250     $--             $4,150    $126
September 30, 2003  $37,600     $--             $3,600    $--

For the fiscal years ended September 30, 2004 and September 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,276 and $3,600, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Elizabeth T. Kennan

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004